As filed with the Securities and Exchange Commission on July 9, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21334

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman Income Opportunity Fund Inc.
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2010

Date of reporting period: April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

Neuberger Berman
Income Opportunity
Fund Inc.

Semi-Annual Report

April 30, 2010

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	16

FINANCIAL HIGHLIGHTS/PER SHARE DATA	29

Distribution Reinvestment Plan	31

Directory	33

Proxy Voting Policies and Procedures	34

Quarterly Portfolio Schedule	34

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Income Opportunity Fund Inc. for the six months ended April 30, 2010. The report includes portfolio commentary, a listing of the Fund's investments, and its unaudited financial statements for the reporting period.

During the reporting period, the Fund changed its investment strategy and objective. Previously, the Fund employed an investment strategy whereby at least 80% of its total assets would be invested in a combination of high yield corporate debt securities and income-producing equity securities issued by real estate companies, including real estate investment trusts (REITs). Under its new strategy, the Fund invests primarily in high-yield debt securities of U.S. and foreign issuers. Additionally, the Fund is no longer required to invest at least 20% of its total assets in the securities of real estate companies. The Fund's new investment objective is to seek high total return (income plus capital appreciation).

In approving these changes, the Board of Directors considered the challenges associated with the Fund's hybrid investment strategy, the performance record of the high yield debt portion of its portfolio and the discount at which the Fund's common shares have historically traded to their net asset value (NAV). Implementation of the new investment strategy and objective resulted in the liquidation of virtually all of the Fund's equity securities issued by real estate companies by the end of the reporting period, the proceeds of which were invested in high yield debt securities.

The Fund's Board also approved a proposal to reorganize the Fund and Neuberger Berman High Yield Strategies Fund into a new closed-end fund. In determining to approve the proposed reorganization of the funds, the Board considered the potential benefits that the Fund's shareholders would derive from the larger combined fund, including a lower total expense ratio and enhanced liquidity. This proposal was submitted for approval by the stockholders at their annual meeting.

Please note that, in light of the proposed reorganization of the Fund, the commencement of the Fund's next measurement period under its tender offer program has been delayed. If the Fund's shareholders do not approve the proposed reorganization, the Fund will then announce the dates for its second measurement period. If the Fund's shareholders do approve the proposed reorganization, the new combined fund will adopt its own tender offer program, with substantially the same terms as the Fund's tender offer program and will conduct three measurement periods.

Before concluding, I am pleased to report that the Fund increased its distribution effective in February 2010 from $0.05 to $0.0575 per share. The factors considered in increasing the distribution rate included, among other things, the level of income being generated by the Fund's investments, which had increased based on portfolio composition and market conditions, and the Fund's current level of expenses.

Thank you for your confidence in the Fund. We will continue to do our best to earn your confidence and trust in the future.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Income Opportunity Fund Inc.

Income Opportunity Fund Inc. Portfolio Commentary

Neuberger Berman Income Opportunity Fund Inc. changed its investment strategy and objective on February 18, 2010. Previously, the Fund invested primarily in high yield bonds and real estate investment trusts (REITs). The Fund now generally owns only high yield bonds and as an investment objective seeks high total return, combining income and capital appreciation.

For the six months ended April 30, 2010, on a net asset value (NAV) basis, the Fund's high yield securities produced a positive return; its holdings in REITs, which were substantially liquidated, also did well. The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was beneficial for performance as well.

The Fund's high yield securities posted a strong absolute return during the reporting period, performing in line with the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. For the four-month period through February 28, 2010, the Fund's REIT holdings outpaced the FTSE NAREIT Equity REITs Index.

The impressive rally in the high yield market that had begun in the spring of 2009 continued during the reporting period. The same themes that had supported the market since the beginning of the rebound remained in place, including encouraging economic news, corporate profits that generally exceeded expectations and robust demand from investors.

The high yield market's resiliency was noteworthy given ongoing high unemployment in the U.S., concerns regarding the debt crisis in Greece, and the possibility of increased federal government reforms in the financial sector. Despite these challenges, the index posted positive returns during all six months of the reporting period. Looking more closely at the high yield market, lower rated Caa bonds generated strong results, gaining 15.33%. In contrast, higher rated Ba securities returned 10.19%.

From an industry perspective, overweights in diversified financial services and consumer finance, in addition to our security selection in wireless, were the largest positive contributors to the Fund's performance relative to the index. In contrast, security selection in retail, as well as underweights in banking and insurance, were the largest detractors from relative results.

We made several adjustments to the portfolio during the reporting period, such as paring its exposure to CCC rated securities. This was due to several factors, including capturing profits by selling names that had appreciated and reached our target prices. In addition, a number of the portfolio's CCC rated holdings were upgraded, and, as a result, the Fund's exposure to B and BB rated securities increased. We also focused on buying B and BB names in the new issue market that we found to be attractively structured and priced.

Looking ahead, despite concerns about relatively slower economic growth in the second half of 2010, we maintain our overall positive outlook for the high yield market. We continue to believe that the economic recovery is sustainable and that the technicals and fundamentals in the high yield market will support a further narrowing in the yield difference (or spread) between high yield securities and duration-equivalent Treasuries. That said, we believe we could see increased volatility and, potentially, a correction given the length of the high yield rally. Should this occur, we would view it as an opportunity to add to existing holdings and initiate positions that we find to be attractively valued. As always, we will continue to conduct extensive research on potential securities for the portfolio as we seek to generate consistently strong risk-adjusted returns.

Sincerely,

Ann Benjamin and Tom O'Reilly,
Portfolio Co-Managers

TICKER SYMBOL
Income Opportunity Fund	NOX

RATING SUMMARY
(% of total investments)

AAA/Government/ Government Agency	0.0%
AA	0.0
A	0.0
BBB	3.0
BB	29.5
B	44.1
CCC	21.1
CC	1.1
C	0.3
D	0.0
Not Rated	0.7
Short Term	0.0
Cash & Cash Equivalents	0.2
100.0%

The Fund's portfolio holdings are categorized using the ratings assigned by Standard and Poor's, Moody's Investors Service, Inc., or Fitch, Inc., nationally recognized statistical rating organizations. All ratings are as of the report date and do not reflect any subsequent changes in ratings.

PERFORMANCE HIGHLIGHTS
Neuberger Berman
NAV1,3,4	Inception Date	Six Month Period Ended 04/30/2010	Average Annual Total Return Ended 04/30/2010
			1 Year	5 Years	Life of Fund
Income Opportunity Fund	06/24/2003	24.52%	85.12%	0.08%	4.22%
Market Price2,3,4	Inception Date	Six Month Period Ended 04/30/2010	Average Annual Total Return Ended 04/30/2010
			1 Year	5 Years	Life of Fund
Income Opportunity Fund	06/24/2003	35.77%	105.89%	2.56%	3.28%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1	Returns based on the net asset value (NAV) of the Fund.

2	Returns based on the market price of Fund shares on the NYSE Amex.

3
Neuberger Berman Management LLC ("Management") has contractually agreed to waive a portion of the management fees that it would otherwise be entitled to receive from the Fund until October 31, 2011. Management has voluntarily extended these waivers for one year. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Management. Absent such a waiver, the performance of the Fund would be lower.

4	Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index:
An unmanaged sub-index of the Barclays Capital High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

FTSE NAREIT Equity REITs Index:
An unmanaged free float adjusted market capitalization weighted index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the NYSE Amex. REITs are classified as Equity REITs if 75% or more of their gross invested book assets are invested directly or indirectly in real property.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the above-described indices.

Schedule of Investments Income Opportunity Fund Inc. (Unaudited)

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)

Bank Loan Obligationsµ (0.6%)

Electric—Generation (0.6%)
$770	Texas Competitive Electric Holdings Co. LLC, Term Loan DD, 3.75%, due 10/10/14 (Cost $578)	$623

Corporate Debt Securities (143.5%)

Airlines (3.6%)
243	American Airlines, Inc., Pass-Through Certificates, Ser. 2009-1, Class A, 10.38%, due 7/2/19	281
730	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	773	ñ
1,060	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	1,161
1,895	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	1,781
		3,996
Apparel/Textiles (0.4%)
390	Levi Strauss & Co., Senior Notes, 7.63%, due 5/15/20	394	ñØ

Auto Loans (3.8%)
950	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.70%, due 10/1/14	1,025
2,935	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	3,109
		4,134
Automakers (1.6%)
400	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	408
65	Ford Motor Co., Senior Unsecured Notes, 8.90%, due 1/15/32	65
300	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	312
955	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	1,008
		1,793
Banking (11.7%)
1,726	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/16	1,642
5,825	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/17	5,541
405	Ally Financial, Guaranteed Notes, Ser. 8, 6.75%, due 12/1/14	404
330	Ally Financial, Senior Unsecured Notes, 0.00%, due 6/15/15	220
2,120	Ally Financial, Subordinated Notes, 8.00%, due 12/31/18	2,112
1,730	Ally Financial, Guaranteed Notes, 8.00%, due 11/1/31	1,687
1,100	Ally Financial, Guaranteed Notes, 8.30%, due 2/12/15	1,148	ñ
120	Lloyds Banking Group PLC, Junior Subordinated Notes, 6.27%, due 11/14/16	79	ñµ
155	Lloyds Banking Group PLC, Junior Subordinated Notes, Ser. A, 6.41%, due 10/1/35	103	ñµ
		12,936
Beverage (0.2%)
220	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	226

Building Materials (3.2%)
885	Goodman Global Group, Inc., Senior Discount Notes, 0.00%, due 12/15/14	540	ñ
205	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	209
1,285	Ply Gem Industries, Inc., Senior Secured Notes, 11.75%, due 6/15/13	1,367
455	Ply Gem Industries, Inc., Senior Subordinated Notes, 13.13%, due 7/15/14	473	ñ
860	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	929	ñ
		3,518

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)

Chemicals (3.8%)
$390	CF Industries, Inc., Senior Unsecured Notes, 6.88%, due 5/1/18	$407
200	CF Industries, Inc., Senior Unsecured Notes, 7.13%, due 5/1/20	211
485	Huntsman Int'l LLC, Guaranteed Notes, 7.88%, due 11/15/14	492
1,180	LBI Escrow Corp., Senior Secured Notes, 8.00%, due 11/1/17	1,223	ñ
625	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	645	ñ
1,091	Momentive Performance Materials, Inc., Guaranteed Notes, 12.50%, due 6/15/14	1,227	ñÈ
		4,205
Consumer/Commercial/Lease Financing (3.7%)
1,545	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.85%, due 6/1/13	1,426
1,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	840
330	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. Q, 5.25%, due 1/10/13	310
515	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 5/1/13	486
1,045	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	1,032	ñ
		4,094
Department Stores (0.7%)
450	Macy's Retail Holdings, Inc., Guaranteed Unsecured Notes, 7.00%, due 2/15/28	430
420	Macy's Retail Holdings, Inc., Guaranteed Senior Notes, 6.90%, due 4/1/29	399
		829
Diversified Capital Goods (0.5%)
565	RBS Global & Rexnord Corp., Guaranteed Notes, 8.50%, due 5/1/18	566	ñ

Electric—Generation (9.2%)
305	Calpine Construction Finance Co. L.P., Senior Secured Notes, 8.00%, due 6/1/16	316	ñ
2,660	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.75%, due 6/1/19	2,128
2,440	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	1,659	ØØ
3,120	Energy Future Holdings Corp., Guaranteed Notes, 10.88%, due 11/1/17	2,457
1,665	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	1,207
175	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	173
1,365	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	1,352
910	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	896
		10,188
Electric—Integrated (0.4%)
405	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	424	ñ

Electronics (3.6%)
885	Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	911	ñ
1,166	Flextronics Int'l Ltd., Senior Subordinated Notes, 6.25%, due 11/15/14	1,172
700	Freescale Semiconductor, Inc., Senior Secured Notes, 10.13%, due 3/15/18	756	ñ
1,050	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	1,092	ñ
		3,931
Energy—Exploration & Production (6.5%)
2,350	ATP Oil & Gas Corp., Senior Secured Notes, 11.88%, due 5/1/15	2,344	ñ
430	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	471
2,135	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 1/15/16	2,130
680	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	701
573	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	615
285	Forest Oil Corp., Guaranteed Notes, 8.50%, due 2/15/14	303
565	Linn Energy LLC, Senior Unsecured Notes, 8.63%, due 4/15/20	586	ñ
		7,150
See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)

Food & Drug Retailers (1.7%)
$245	Ingles Markets, Inc., Senior Unsecured Notes, 8.88%, due 5/15/17	$259
955	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	1,052
575	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	620
		1,931
Forestry/Paper (1.8%)
1,240	Georgia-Pacific LLC, Guaranteed Notes, 7.00%, due 1/15/15	1,290	ñ
610	PE Paper Escrow GmbH, Senior Secured Notes, 12.00%, due 8/1/14	695	ñ
		1,985
Gaming (7.2%)
1,155	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/15/15	1,340	ñ
530	Harrah's Operating Co., Inc., Guaranteed Notes, 5.63%, due 6/1/15	378
1,980	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	1,742
575	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	653	ñ
855	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	898	ñ
765	Peninsula Gaming LLC, Senior Secured Notes, 8.38%, due 8/15/15	782	ñ
375	Peninsula Gaming LLC, Senior Unsecured Notes, 10.75%, due 8/15/17	384	ñ
1,308	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	1,373	ñ
355	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	345	ñ
		7,895
Gas Distribution (8.7%)
320	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	327	ØØ
230	Crosstex Energy L.P., Guaranteed Notes, 8.88%, due 2/15/18	239	ñ
2,470	El Paso Energy Corp., Medium-Term Notes, 7.80%, due 8/1/31	2,465
341	Ferrellgas L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	335	ØØ
65	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	64
1,420	Ferrellgas Partners L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	1,505	ñ
200	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.63%, due 6/15/20	204
70	Inergy L.P., Guaranteed Notes, 8.25%, due 3/1/16	73
535	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 6.88%, due 11/1/14	524
1,445	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	1,497
2,605	Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	2,390	ØØ
		9,623
Health Care (3.8%)
245	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	238
280	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	268
370	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	331
1,665	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	1,800
1,380	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	1,516	ñ
		4,153
Health Facilities (2.4%)
680	Health Management Associates, Inc., Senior Secured Notes, 6.13%, due 4/15/16	657
185	LVB Acquisition, Inc., Guaranteed Notes, 11.63%, due 10/15/17	207
500	National MENTOR Holdings, Inc., Guaranteed Notes, 11.25%, due 7/1/14	500
865	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 7.38%, due 6/15/10	651	ñµ
600	US Oncology, Inc., Senior Secured Notes, 9.13%, due 8/15/17	627
		2,642
Health Services (0.8%)
960	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	905

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)

Hotels (1.8%)
$495	Host Hotels & Resorts L.P., Guaranteed Notes, 6.88%, due 11/1/14	$503
200	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. O, 6.38%, due 3/15/15	201
1,225	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. Q, 6.75%, due 6/1/16	1,250
		1,954
Investments & Misc. Financial Services (1.4%)
1,590	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	1,546	ñ

Machinery (0.3%)
350	The Manitowoc Co., Inc., Guaranteed Notes, 9.50%, due 2/15/18	367

Media—Broadcast (6.9%)
315	Allbritton Communications Co., Senior Subordinated Notes, 7.75%, due 12/15/12	320
575	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.75%, due 1/15/13	477
930	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	609
850	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	713
965	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	948
460	Sinclair Television Group, Inc., Senior Secured Notes, 9.25%, due 11/1/17	489	ñ
1,765	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	1,800	ñÈ
1,203	Umbrella Acquisition, Inc., Guaranteed Notes, 9.75%, due 3/15/15	1,092	ñ
355	Univision Communications, Inc., Senior Secured Notes, 12.00%, due 7/1/14	392	ñ
370	XM Satellite Radio, Inc., Senior Secured Notes, 11.25%, due 6/15/13	406	ñ
270	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	307	ñ
		7,553
Media—Cable (7.8%)
580	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	593	ñ
590	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	601	ñ
1,075	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	1,094	ñ
420	CSC Holdings, Inc., Senior Unsecured Notes, 8.50%, due 6/15/15	447	ñ
1,525	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	1,601
230	EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14	232
425	Mediacom Broadband LLC, Senior Unsecured Notes, 8.50%, due 10/15/15	437
820	UPC Holding BV, Secured Notes, 9.88%, due 4/15/18	865	ñ
1,105	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	1,119
305	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	339
255	Virgin Media Finance PLC, Guaranteed Notes, 9.13%, due 8/15/16	272
860	Virgin Media Finance PLC, Guaranteed Notes, Ser. 1, 9.50%, due 8/15/16	944
		8,544
Media—Services (3.5%)
275	Nielsen Finance LLC, Guaranteed Notes, 11.50%, due 5/1/16	312
1,145	Nielsen Finance LLC, Guaranteed Notes, Step Up, 0.00%/12.50%, due 8/1/16	1,111	^^
835	The Interpublic Group of Cos., Inc., Senior Unsecured Notes, 10.00%, due 7/15/17	955
190	WMG Acquisition Corp., Guaranteed Notes, 7.38%, due 4/15/14	183
1,195	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	1,291	ñ
		3,852
Metals/Mining Excluding Steel (1.5%)
830	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	884	ñ
800	Arch Western Finance Corp., Guaranteed Notes, 6.75%, due 7/1/13	806
		1,690
Multi-Line Insurance (0.8%)
1,035	American Int'l Group, Inc., Junior Subordinated Debentures, 8.18%, due 5/15/38	897	µ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)

Packaging (2.0%)
$840	Ball Corp., Guaranteed Notes, 7.13%, due 9/1/16	$893
230	Ball Corp., Guaranteed Notes, 6.63%, due 3/15/18	234
780	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	809
220	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	229	ñ
		2,165
Printing & Publishing (1.9%)
870	Cengage Learning Acquisitions, Inc., Senior Notes, 10.50%, due 1/15/15	853	ñ
215	Gannett Co., Inc., Guaranteed Notes, 8.75%, due 11/15/14	236	ñ
890	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	975	ñ
		2,064
Real Estate Dev. & Mgt. (0.4%)
490	Realogy Corp., Guaranteed Notes, 10.50%, due 4/15/14	457	È

REITs (2.1%)
1,505	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	1,554
425	Ventas Realty L.P., Guaranteed Notes, Ser. 1, 6.50%, due 6/1/16	439
275	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	283
		2,276
Restaurants (0.2%)
265	OSI Restaurant Partners, Inc., Guaranteed Notes, 10.00%, due 6/15/15	273	È

Software/Services (5.9%)
620	Ceridian Corp., Senior Unsecured Notes, 11.25%, due 11/15/15	639
1,308	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	1,347
240	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	220
1,524	First Data Corp., Guaranteed Notes, 10.55%, due 9/24/15	1,349
570	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	608
400	SunGard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	441
1,775	SunGard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	1,870
		6,474
Specialty Retail (1.1%)
1,040	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	1,180	ñØØ

Steel Producers/Products (2.6%)
255	AK Steel Corp., Guaranteed Notes, 7.63%, due 5/15/20	263	Ø
1,565	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	1,580
1,130	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	1,017
		2,860
Support—Services (5.6%)
980	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	1,016
485	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	463	ñ
485	Live Nation Entertainment, Inc., Senior Unsecured Notes, 8.13%, due 5/15/18	498	ñØ
945	RSC Equipment Rental, Inc., Guaranteed Notes, 9.50%, due 12/1/14	971
395	RSC Equipment Rental, Inc., Senior Notes, 10.25%, due 11/15/19	412	ñÈ
1,440	United Rentals N.A., Inc., Guaranteed Notes, 7.75%, due 11/15/13	1,451	È
515	United Rentals N.A., Inc., Guaranteed Notes, 7.00%, due 2/15/14	503
735	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	827
		6,141

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)

Telecom—Integrated/Services (13.0%)
$2,330	Citizens Communications Corp., Senior Unsecured Notes, 9.00%, due 8/15/31	$2,353
305	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	294
915	GCI, Inc., Senior Unsecured Notes, 8.63%, due 11/15/19	931	ñ
1,185	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	1,209	ñ
2,237	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	2,360
325	Intelsat Jackson Holdings Ltd., Guaranteed Notes, 8.50%, due 11/1/19	342	ñ
215	Intelsat Ltd., Senior Unsecured Notes, 6.50%, due 11/1/13	212
235	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, Ser. B, 8.88%, due 1/15/15	243	ñ
290	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.88%, due 1/15/15	302
480	Level 3 Financing, Inc., Guaranteed Notes, 8.75%, due 2/15/17	452
1,080	Level 3 Financing, Inc., Guaranteed Notes, 10.00%, due 2/1/18	1,064	ñ
270	New Communications Holdings, Inc., Senior Notes, 7.88%, due 4/15/15	279	ñ
625	New Communications Holdings, Inc., Senior Notes, 8.25%, due 4/15/17	644	ñ
225	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	232	ñ
535	PAETEC Holding Corp., Guaranteed Notes, 8.88%, due 6/30/17	550
715	Qwest Corp., Senior Unsecured Notes, 8.38%, due 5/1/16	815
120	Valor Telecommunications Enterprises Finance Corp., Guaranteed Notes, 7.75%, due 2/15/15	123
580	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	606
1,110	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	1,136
135	Windstream Corp., Guaranteed Notes, 7.00%, due 3/15/19	127
		14,274
Telecom—Wireless (5.4%)
1,185	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	1,229	ñ
745	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	773
1,525	MetroPCS Wireless, Inc., Guaranteed Notes, 9.25%, due 11/1/14	1,582	È
2,710	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	2,358
		5,942
Total Corporate Debt Securities (Cost $148,264)		158,027

NUMBER OF SHARES

Preferred Stocks (0.0%)

Lodging (0.0%)
109,000	W2007 Grace Acquisition I, Ser. B (Cost $2,357)	15	*

Short-Term Investments (9.7%)
6,164,473	Neuberger Berman Securities Lending Quality Fund, LLC	6,288	‡
4,406,726	State Street Institutional Liquid Reserves Fund Institutional Class	4,407

Total Short-Term Investments (Cost $10,695)		10,695

Total Investments (153.8%) (Cost $161,894)		169,360	##
Liabilities, less cash, receivables and other assets [(40.3%)]		(44,338)
Liquidation Value of Perpetual Preferred Shares [(13.5%)]		(14,875)

Total Net Assets Applicable to Common Shareholders (100.0%)		$110,147

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†
The value of investments in debt securities by Neuberger Berman Income Opportunity Fund Inc. (the "Fund") is determined daily by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The value of investments in equity securities by the Fund is determined by Management primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. For both debt and equity securities, Management has developed a process to periodically review information provided by independent pricing services. For both debt and equity securities, if a valuation is not available from an independent pricing service or if Management has reason to believe that the valuation does not represent the amount a fund might reasonably expect to receive on a current sale, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the security is valued using methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by the Fund are carried at "fair value" as defined by ASC 820. Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in determining the value of the Fund's investments, some of which are discussed above. Significant management judgement may be necessary to estimate fair value in accordance with ASC 820.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund's investments as of April 30, 2010:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3§	Total
Investments:
Bank Loan Obligations
Electric—Generation	$—	$623	$—	$623
Corporate Debt Securities
Airlines	—	1,934	2,062	3,996
Apparel/Textiles	—	394	—	394
Auto Loans	—	4,134	—	4,134
Automakers	—	1,793	—	1,793
Banking	—	12,936	—	12,936
Beverage	—	226	—	226
Building Materials	—	3,518	—	3,518
Chemicals	—	4,205	—	4,205
Consumer/Commercial/Lease Financing	—	4,094	—	4,094
Department Stores	—	829	—	829
Diversified Capital Goods	—	566	—	566
Electric—Generation	—	10,188	—	10,188
Electric—Integrated	—	424	—	424
Electronics	—	3,931	—	3,931
Energy—Exploration & Production	—	7,150	—	7,150
Food & Drug Retailers	—	1,931	—	1,931
Forestry/Paper	—	1,985	—	1,985
Gaming	—	7,895	—	7,895
Gas Distribution	—	9,623	—	9,623
Health Care	—	4,153	—	4,153
Health Facilities	—	2,642	—	2,642
Health Services	—	905	—	905
Hotels	—	1,954		1,954

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§	Total
Investments & Misc. Financial Services	$—	$1,546	$—	$1,546
Machinery	—	367	—	367
Media—Broadcast	—	7,553	—	7,553
Media—Cable	—	8,544	—	8,544
Media—Services	—	3,852	—	3,852
Metals/Mining Excluding Steel	—	1,690	—	1,690
Multi-Line Insurance	—	897	—	897
Packaging	—	2,165	—	2,165
Printing & Publishing	—	2,064	—	2,064
Real Estate Dev. & Mgt.	—	457	—	457
REITs	—	2,276	—	2,276
Restaurants	—	273	—	273
Software/Services	—	6,474	—	6,474
Specialty Retail	—	1,180	—	1,180
Steel Producers/Products	—	2,860	—	2,860
Support—Services	—	6,141	—	6,141
Telecom—Integrated/Services	—	14,274	—	14,274
Telecom—Wireless	—	5,942	—	5,942
Total Corporate Debt Securities	—	155,965	2,062	158,027
Preferred Stocks
Lodging	—	15	—	15
Short-Term Investments	—	10,695	—	10,695
Total Investments		$167,298	$2,062	$169,360

§	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/09	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance, as of 4/30/10	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/10
Investments in Securities:
Corporate Debt Securities
Airlines	$1,572	$15	$92	$116	$267	$2,062	$(126)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

##
At April 30, 2010, the cost of investments for U.S. federal income tax purposes was $162,188,000. Gross unrealized appreciation of investments was $10,107,000 and gross unrealized depreciation of investments was $2,935,000, resulting in net unrealized appreciation of $7,172,000 based on cost for U.S. federal income tax purposes.

È	All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡	Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

Ñ
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At April 30, 2010, these securities amounted to approximately $50,058,000 or 45.4% of net assets applicable to common shareholders.

ØØ	All or a portion of this security is segregated in connection with obligations for when-issued securities.

µ	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2010.

^^	Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

*	Security did not produce income for the last twelve months.

Ø	All or a portion of this security was purchased on a when-issued basis. At April 30, 2010 these securities amounted to $1,155,000 or 1.0% of net assets applicable to common shareholders.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

(000's omitted except per share amounts)

INCOME OPPORTUNITY FUND
April 30, 2010
Assets
Investments in securities, at value *† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$163,072
Affiliated issuers	6,288
169,360
Interest receivable	3,919
Receivable for securities sold	2,359
Receivable for collateral on securities loaned (Note A)	657
Receivable for securities lending income—net (Note A)	2
Prepaid expenses and other assets	420
Total Assets	176,717

Liabilities
Notes payable (Note A)	36,700
Payable for collateral on securities loaned (Note A)	6,213
Distributions payable—preferred shares	43
Distributions payable—common shares	78
Payable for securities purchased	8,244
Payable to investment manager—net (Notes A & B)	54
Payable to administrator (Note B)	33
Payable for merger fees (Note G)	130
Interest payable	54
Accrued expenses and other payables	146
Total Liabilities	51,695

Perpetual Preferred Shares Series A (595 shares issued and outstanding) at liquidation value (Note A)	14,875
Net Assets applicable to Common Shareholders at value	$110,147

Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$223,574
Distributions in excess of net investment income	(322)
Accumulated net realized gains (losses) on investments	(120,570)
Net unrealized appreciation (depreciation) in value of investments	7,465
Net Assets applicable to Common Shareholders at value	$110,147
Common Shares Outstanding ($.0001 par value, 999,994,000 shares authorized)	14,374

Net Asset Value Per Common Share Outstanding	$7.66

†Securities on loan, at value	$6,093

*Cost of Investments:
Unaffiliated issuers	$155,606
Affiliated issuers	6,288
Total cost of investments	$161,894

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman

(000's omitted)

INCOME OPPORTUNITY FUND
For the Six Months Ended April 30, 2010
Investment Income:

Income (Note A):
Dividend income—unaffiliated issuers	$595
Interest income—unaffiliated issuers	5,774
Income from securities loaned—net (Note E)	8
Foreign taxes withheld	(3)
Total income	$6,374

Expenses:
Investment management fees (Note B)	455
Administration fees (Note B)	190
Audit fees	40
Basic maintenance expense (Note B)	17
Custodian fees (Note B)	43
Insurance expense	2
Legal fees	69
Shareholder reports	48
Stock exchange listing fees	1
Stock transfer agent fees	12
Interest expense (Note A)	366
Directors' fees and expenses	25
Tender offer fees (Note F)	18
Merger fees (Note G)	130
Miscellaneous	11
Total expenses	1,427
Investment management fees waived (Notes A & B)	(144)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—
Total net expenses	1,283
Net investment income (loss)	$5,091

Realized and Unrealized Gain (Loss) on Investments (Note A)

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	9,796
Sales of investment securities of affiliated issuers	32

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	7,421
Affiliated investment securities	(32)
Net gain (loss) on investments	17,217
Distributions to Preferred Shareholders	(237)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$22,071

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman

(000's omitted)

	INCOME OPPORTUNITY FUND
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Increase (Decrease) in Net Assets Applicable to Common Shareholders:

From Operations (Note A):
Net investment income (loss)	$5,091	$9,896
Net realized gain (loss) on investments	9,828	(27,932)
Change in net unrealized appreciation (depreciation) of investments	7,389	59,609

Distributions to Preferred Shareholders From (Note A):
Net investment income	(237)	(615)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	22,071	40,958

Distributions to Common Shareholders From (Note A):
Net investment income	(5,063)	(9,855)
Tax return of capital	—	(2,337)
Total distributions to common shareholders	(5,063)	(12,192)

From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	71	—
Payments for shares redeemed in connection with tender offer (Note F)	—	(18,856)
Total net proceeds from capital share transactions	71	(18,856)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	17,079	9,910

Net Assets Applicable to Common Shareholders:
Beginning of period	93,068	83,158
End of period	$110,147	$93,068
Distributions in excess of net investment income at end of period	$(322)	$(113)

See Notes to Financial Statements

Statement of Cash Flows (Unaudited)

Neuberger Berman

(000's omitted)

	INCOME OPPORTUNITY FUND INC.
	For the Six Months Ended April 30, 2010
Increase (decrease) in cash:

Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$22,071
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(145,056)
Proceeds from disposition of investment securities	143,748
Sale of short-term investment securities, net	(1,657)
Decrease in collateral for securities loaned	93
Increase in dividends and interest receivable	(1,383)
Decrease in receivable for securities lending income	2
Increase in receivable for securities sold	(575)
Decrease in prepaid expenses and other assets	91
Decrease in accumulated unpaid distributions on Preferred Shares	(1)
Decrease in payable for collateral on securities loaned	(93)
Decrease in payable for securities lending fees	(1)
Increase in payable for investment securities purchased	5,607
Decrease in interest payable	(1)
Net accretion of discount on investments	(926)
Increase in accrued expenses and other payables	109
Unrealized appreciation on securities	(7,389)
Net realized gain from investments	(9,828)

Net cash provided by operating activities		$4,811

Cash flows from financing activities:
Cash distributions paid on Common Shares	(4,983)

Net cash used in financing activities		(4,983)

Net decrease in cash		(172)

Cash:
Beginning balance		172
Ending balance		$0

Supplemental disclosure
Cash paid for interest		$367

See Notes to Financial Statements

Notes to Financial Statements Income Opportunity
Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: The Fund was organized as a Maryland corporation on April 17, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of common shareholders.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3
Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5
Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of April 30, 2010, the Fund did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on October 31, 2009, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, non-deductible organization expense, delayed compensation on bank loans and prior year real estate investment trust ("REITs") adjustment were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008

$ 10,469,609	$ 25,023,020	$ —	$ 16,785,567	$ 2,337,275	$ 5,021,169	$ 12,806,884	$ 46,829,756

As of October 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$ (673,338)	$ (129,648,681)	$ (130,322,019)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, capital loss carryforwards, wash sales, premium amortization, delayed compensation on bank loans and partnership basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2016	2017

$ 100,730,426	$ 28,918,255

6
Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on notes and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2010 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

During part of the reporting period, the Fund invested a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2009, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2010, the Fund estimated these amounts for the period January 1, 2010 to April 30, 2010 within the financial statements since the 2010 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2009, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

On April 30, 2010, the Fund declared a monthly distribution to common shareholders in the amount of $0.0575 per share, payable on May 28, 2010 to shareholders of record on May 17, 2010, with an ex-date of May 13, 2010. Subsequent to April 30, 2010, the Fund declared a monthly distribution to common shareholders in the amount of $0.0575 per share, payable on June 30, 2010 to shareholders of record on June 15, 2010, with an ex-date of June 11, 2010.

7
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

8
Financial leverage: On June 5, 2003, the Fund re-classified 6,000 unissued shares of capital stock as Series A Auction Preferred Shares and Series B Auction Preferred Shares ("Preferred Shares"). On September 26, 2003, the Fund issued 2,510 Series A Preferred Shares and 2,510 Series B Preferred Shares. All Preferred Shares had a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

In September 2008, the Fund entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes ("PNs") and privately placed perpetual preferred shares ("PPS" and, together with PNs, "Private Securities") and use the proceeds to redeem outstanding Preferred Shares. On October 27, 2008, the Fund redeemed all of its outstanding Series A Preferred Shares, having an aggregate liquidation preference of $62,750,000. On October 29, 2008, the Fund redeemed half of its outstanding Series B Preferred Shares, having an aggregate liquidation preference of $31,375,000, and issued PNs with an aggregate principal amount of $19,000,000. On November 12, 2008, the Fund redeemed the remaining outstanding Series B Preferred Shares, having an aggregate liquidation value of $31,375,000, and issued additional PNs with an aggregate principal value of $23,400,000 and issued 595 PPS with an aggregate liquidation preference of $14,875,000. All Preferred Shares redemptions were effected at the liquidation price of $25,000 per share plus any accumulated and unpaid dividends.

The PNs mature in October 2013 and interest thereon is accrued daily and paid quarterly. The PPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("PPS Liquidation Value"). Distributions are accrued daily and paid quarterly for PPS. For the six months ended April 30, 2010, the distribution rates on the PPS ranged from 3.15% to 3.19% and the interest rates on the PNs ranged from 1.65% to 1.69%. The Fund has paid upfront offering and organizational expenses which are being amortized over the life of the PNs. These expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem PPS or prepay the PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities, but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of PPS at PPS Liquidation Value and/or mandatory prepayment of PNs at par plus accrued but unpaid interest. The holders of PPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of PPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the PPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on PPS for two consecutive years.

During the year ended October 31, 2009, the Fund prepaid $5,700,000 of the aggregate principal amount of the PNs outstanding and incurred certain additional expenses in connection therewith. For the year ended October 31, 2009, the expenses amounted to $228,000.

9
Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

The market value of the Fund's investments in Quality Fund as of the fiscal period ended April 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended April 30, 2010, the Fund received net income under the securities lending arrangement of approximately $7,984, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net," which includes approximately $4,309 of interest income which was earned from the Quality Fund.

The "Receivable for collateral on securities loaned" includes $657,350 as a result of a claim for cash which was due to the Fund from stock loan transactions, but was frozen in an account after Lehman Brothers Holdings Inc. ("LBHI") filed for bankruptcy in September 2008. In the event the Fund experiences a significant delay in collecting this receivable, Management has agreed to advance the amount owed to the Fund.

10
Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11
Concentration of risk: During part of the reporting period, the Fund's equity investments were concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. During that time, the value of the Fund's shares may have fluctuated more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owned a substantial position, than would the shares of a fund not concentrated in the real estate industry.

The Fund's debt investments will be concentrated in high-yield corporate debt securities rated, at the time of investment, Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's, or if unrated by either of those entities, determined by Management to be of comparable quality. Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

12
Derivative instruments: Management has evaluated the requirements of ASC 815 "Disclosures about Derivative Instruments and Hedging Activities"("ASC 815"), which are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. ASC 815 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended April 30, 2010, no additional disclosures pursuant to ASC 815 are required at this time.

13
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14
Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any PPS or other Preferred Shares outstanding and principal balance of PNs issued is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets

2010	0.13

2011	0.07

Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

In connection with the May 2009 tender offer and the Tender Offer Program more fully described in Note F, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place, so that the fee waiver as a percentage of average daily Managed Assets would be:

Year Ended October 31,	% of Average Daily Managed Assets

2010	0.19

2011	0.13

2012	0.07

For the six months ended April 30, 2010, such waived fees amounted to $144,141.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC ("Neuberger") and NBFI are retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of NBFI, Neuberger and/or Management.

On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of LBHI's Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management, Neuberger and NBFI were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Directors who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreements for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

These events have not had a material impact on the Fund or its operations. Management, NBFI and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-advisers of the Fund.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2010, the impact of this arrangement was a reduction of expenses of $147.

In connection with the settlement of each Preferred Share auction, the Fund paid, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee was paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee was paid at a rate agreed to by the Fund and the broker-dealer.

In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than a Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the Private Securities. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays a fee to State Street for the preparation of these reports, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

During the six months ended April 30, 2010, there were purchase and sale transactions (excluding short-term securities) of $131,485,837 and $127,028,678, respectively.

During the six months ended April 30, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

At April 30, 2010, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger

14,374,332	6,981

Transactions in common shares for the six months ended April 30, 2010 and for the year ended October 31, 2009 were as follows:

Shares Issued on Reinvestment of Dividends and Distributions		Redemption of Common Shares		Net Increase (Decrease) in Common Shares Outstanding
2010	2009	2010	2009	2010	2009

9,482	—	—	(3,369,533)	9,482	(3,369,533)

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held October 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2010	Value April 30, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	6,255,707	19,378,794	19,470,028	6,164,473	$6,287,762	$4,309

Total

*
Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Tender Offer Program:

The Fund conducted a tender offer in May 2009 for up to 10% of its outstanding common shares at a price equal to 98% of its net asset value ("NAV") per share determined on the day the tender offer expired. Under the terms of the tender offer, on June 5, 2009, the Fund accepted 1,773,438 common shares, representing approximately 10% of its then outstanding common shares. Final payment was made at $4.89 per share, representing 98% of the NAV per share on May 29, 2009.

In 2009, the Fund's Board authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period ("Tender Offer Program"). Under the Tender Offer Program, if the Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

During the initial measurement period under the Tender Offer Program, the Fund traded at an average daily discount to NAV per share of greater than 10%. As a result, the Fund conducted a tender offer for up to 10% of its outstanding common shares that commenced September 18, 2009 and ended October 16, 2009. Under the terms of the tender offer, on October 23, 2009, the Fund accepted 1,596,095 common shares, representing approximately 10% of its then-outstanding common shares. Final payment was made at $6.38 per share, representing 98% of the NAV per share on October 16, 2009.

The Fund has not yet identified a second measurement period under its Tender Offer Program for 2010 due to the outstanding proposal to merge the Fund and Neuberger Berman High Yield Strategies Fund into Neuberger Berman High Yield Strategies Fund Inc. Shareholders will vote on that proposal at the annual meeting of the shareholders. If the merger proposal does not pass, the Fund will identify a measurement period under its Tender Offer Program.

In connection with the May 2009 tender offer and the adoption of the Tender Offer Program, Management agreed to voluntarily extend for one year the contractual fee waivers currently in place to offset some of the expenses associated with, or possible increases in the Fund's expense ratio resulting from, the tender offers (see Note B for additional disclosure). The Board retains the ability, consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund's shareholders.

Note G—Subsequent Events:

In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Except as discussed below, Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

In February 2010, the Board approved a proposal to reorganize the Fund, and Neuberger Berman High Yield Strategies Fund, into a newly formed Maryland corporation named Neuberger Berman High Yield Strategies Fund Inc. ("New Fund") pursuant to an Agreement and Plan of Reorganization ("Agreement") pending shareholder approval. Fund shareholders will consider this proposal at the Fund's 2010 annual meeting of shareholders. The Agreement provides for the Fund to transfer its assets to New Fund in exchange for shares of New Fund's common stock and preferred stock and New Fund's assumption of the Fund's liabilities and for the Fund to dissolve under applicable state law. If approved by shareholders, it is currently anticipated that the reorganization will occur during the third calendar quarter of 2010.

Note H—Recent Market Events:

During the six month period covered by this report, the U.S. and global economies and the financial markets experienced significant disruptions, the effects of which are continuing to work their way through the economy. Because these market events are widespread and unprecedented, it is difficult to predict their ultimate severity or duration or the way in which they will affect particular issuers or market sectors.

Note I—Change in Investment Strategy and Objective:

Effective February 2010, the Fund's Board approved a change in its investment strategy and objective. The Fund now invests primarily in high-yield debt securities of U.S. and foreign issuers. Under its new investment strategy, the Fund is no longer required to have at least 20% of its total assets in the securities of real estate companies. The Board also modified the Fund's investment objective so that it will seek high total return (income plus capital appreciation). Previously, the Fund's investment objectives were to seek high current income with capital appreciation as a secondary objective.

Note J—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Income Opportunity Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2010		2009		2008	2007	2006	2005
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$6.48		$4.69		$15.26	$18.82	$16.37	$16.69

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.35		.58		1.43	1.38	1.24	1.07
Net Gains or Losses on Securities (both realized and unrealized)	1.20		1.93		(9.36)	(2.29)	2.86	.57

Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.02)		(.04)		(.17)	(.21)	(.28)	(.13)
Net Capital Gains¢	—		—		(.10)	(.16)	(.05)	(.07)
Tax Return of Capital¢	—		—		—	—	—	(.01)
Total Distributions to Preferred Shareholders	(.02)		(.04)		(.27)	(.37)	(.33)	(.21)
Total From Investment Operations Applicable to Common Shareholders
	1.53		2.47		(8.20)	(1.28)	3.77	1.43

Less Distributions to Common Shareholders From:
Net Investment Income	(.35)		(.57)		(1.24)	(1.30)	(1.11)	(1.03)
Net Capital Gains	—		—		(.85)	(.98)	(.21)	(.61)
Tax Return of Capital	—		(.14)		(.28)	—	—	(.11)
Total Distributions to Common Shareholders	(.35)		(.71)		(2.37)	(2.28)	(1.32)	(1.75)
Accretive Effect of Tender Offer	—		.03		—	—	—	—
Common Share Net Asset Value, End of Period	$7.66		$6.48		$4.69	$15.26	$18.82	$16.37
Common Share Market Value, End of Period	$7.54		$5.85		$4.40	$13.49	$17.22	$14.23
Total Return, Common Share Net Asset Value†	24.52%**		65.55%		(61.28)%	(7.32)%	25.13%	10.33%
Total Return, Common Share Market Value†	35.77%**		59.31%		(58.91)%	(10.46)%	31.71%	6.22%

Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$110.1		$93.1		$83.2	$270.7	$333.5	$290.0
Preferred Shares Outstanding, End of Period (in millions)¢¢	$14.9		$14.9		$31.4	$125.5	$125.5	$125.5
Preferred Shares Liquidation and Market Value Per Share	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000
Ratios are calculated using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	2.55	%*Ø	3.87	%Ø	1.37%	1.11%	1.11%	1.13%
Ratio of Net Expenses‡	2.55	%*Ø	3.87	%Ø	1.36%	1.10%	1.10%	1.13%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	10.12	%*	12.25%		12.94%	7.94%	7.18%	6.49%

Portfolio Turnover Rate	86%**		124%		79%	76%	61%	49%
Asset Coverage Per Preferred Share, End of Period@	$210,194		$181,491		$91,277	$78,931	$91,462	$82,794
Notes Payable (in millions)	$37		$37		$19	$—	$—	$—
Asset Coverage Per $1,000 of Notes Payable@@	$4,408		$3,942		$7,029	$—	$—	$—

See Notes to Financial Highlights

Notes to Financial Highlights Income Opportunity
Fund Inc. (Unaudited)

†	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#	The Fund is required to calculate an operating expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡
After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net operating expenses to average daily net assets applicable to common shareholders would have been:

Six Months Ended April 30,	Year Ended October 31,
2010	2009	2008	2007	2006	2005

2.84%	4.19%	1.77%	1.45%	1.45%	1.48%

@	Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Preferred Shares prior to November 12, 2008)) from the Fund's total assets and dividing by the number of PPS/Preferred Shares outstanding.

@@	Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Preferred Shares prior to November 12, 2008) and the Notes payable) from the Fund's total assets and dividing by the outstanding notes payable balance.

††	Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to Private Securities (Preferred Shares prior to November 12, 2008) outstanding.

¢	Calculated based on the average number of shares outstanding during each fiscal period.

¢¢
From September 26, 2003 to October 27, 2008, the Fund had 2,510 Preferred Shares Series A outstanding; and from September 26, 2003 to November 12, 2008, the Fund had 2,510 Preferred Shares Series B outstanding; since November 12, 2008, the Fund has 595 PPS outstanding (see Note A-8 of Notes to Financial Statements).

Ø	The annualized ratios of interest expense to average net assets applicable to common shareholders were:

Six Months Ended April 30, 2010	Year Ended October 31, 2009

.61%	1.55%

ØØ	The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

Six Months Ended April 30,	Year Ended October 31,
2010	2009	2008	2007	2006	2005

.47%	.76%	2.46%	2.13%	1.89%	1.26%

*  Annualized.

**  Not Annualized.

See Notes to Financial Highlights

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator	Stock Transfer Agent

Neuberger Berman Management LLC	The Bank of New York Mellon
605 Third Avenue, 2nd Floor	480 Washington Boulevard
New York, NY 10158-0180	Jersey City, NJ 07317
877.461.1899 or 212.476.8800
Legal Counsel
Sub-Advisers
K&L Gates LLP
Neuberger Berman LLC	1601 K Street, NW
605 Third Avenue	Washington, DC 20006
New York, NY 10158-3698
Independent Registered Public Accounting Firm
Neuberger Berman Fixed Income LLC
200 South Wacker Drive	Ernst & Young LLP
Suite 2100	200 Clarendon Street
Chicago, IL 60601	Boston, MA 02116

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

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Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

 I0212 06/10

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Income Opportunity Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21334 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Since the Registrant’s most recent annual report on Form   N-CSR, Ann H. Benjamin and Thomas P. O’Reilly have assumed sole day-to-day management responsibility of the Registrant’s portfolio.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21334 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Opportunity Fund Inc.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 2, 2010

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 2, 2010